MARKETOCRACY FUNDS

The Masters 100SM Fund

Supplement dated May 23, 2017 to the
Prospectus dated October 28, 2016

The following disclosure is added to the sections entitled “Principal Investment Strategies of the Fund” on pages 1-2 and pages 5-6 of the Fund’s Prospectus:

At June 30, 2016, the Fund’s most recently completed fiscal year-end, the Fund’s portfolio consisted of securities issued by nearly 132 different issuers spread over the entire 14 sectors of the North American Industry Classification System (“NAICS”). Moreover, the Fund’s weightings of these NAICS sectors vary over time, and may exceed 25% in any one sector.  As of December 31, 2016, over 25% of the Fund’s assets were invested in securities within the manufacturing sector.

The following disclosure is added to the section entitled “Principal Risks of Investing in the Fund” on pages 2-3 and page 7 of the Fund’s Prospectus:

Sector Risk: To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

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Manufacturing Sector Risk.  The Fund may invest in companies in the manufacturing sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector.  Companies focused on manufacturing activities may be adversely affected by changes in government regulation, world events and economic conditions.  In addition, these companies are at risk for environmental damage claims.  Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Please retain this Supplement with the Prospectus.